Press Release

February 8, 2022            FOR IMMEDIATE RELEASE

CTS Announces Fourth Quarter and Full Year 2021 Results

Delivering Solid Growth and Diversification

Lisle, Ill. - CTS Corporation (NYSE: CTS), a leading global designer and manufacturer of custom engineered solutions that “sense, connect and move” today announced fourth quarter and full year 2021 results.

“We delivered strong growth across all end markets despite a challenging macroeconomic environment. Importantly, we also further advanced our diversification strategy, which was underscored by a 25% increase in non-transportation revenues over the previous year, while at the same time winning record new business across end markets,” said Kieran O’Sullivan, CEO of CTS Corporation.

“We enter 2022 with a goal to continue our progress on profitable growth and diversification. The investments we’ve made in the business combined with our strong balance sheet and disciplined capital allocation approach will enable us to capitalize on future growth opportunities and continue to return value to our shareholders.”

Fourth Quarter 2021 Results

•	Sales were $132.5 million, up 8% year-over-year. Sales to non-transportation end markets increased 25%, and sales to the transportation end market decreased 3% over the same period.
•

Net income was $9.2 million, or $0.28 per diluted share, compared to $14.9 million, or $0.46 per diluted share, in the fourth quarter of 2020. The lower net income was due to increased foreign exchange expense and a higher tax rate.

•	Adjusted diluted EPS was $0.49, up from $0.43 in the fourth quarter of 2020.
•	Adjusted EBITDA margin was 20.9% compared to 21.4% in the fourth quarter of 2020.
•	Operating cash flow was $26.0 million, compared to $26.4 million in the fourth quarter of 2020.
•	New business wins were $185 million, up from $104 million in the fourth quarter of 2020.

Full Year 2021 Results

•	Sales were $512.9 million, up 21% year-over-year. Sales to non-transportation end markets increased 25%, and sales to the transportation end market increased 18% over the same period.
•

Net loss was $41.9 million, or $(1.30) per diluted share, versus net earnings of $34.7 million, or $1.06 per diluted share, in 2020. The 2021 net earnings were impacted by non-cash charges of $96.6 million, net of taxes related to the previously disclosed termination of the U.S. pension plan.

•	Adjusted diluted EPS was $1.93, up from $1.12 in 2020.
•	Adjusted EBITDA margin was 21.0% compared to 18.3% for 2020.
•	Operating cash flow was $86.1 million, up from $76.8 million in 2020.
•	New business wins were $694 million, up from $442 million in 2020.

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2022 Guidance

CTS expects full year 2022 sales to be in the range of $525 – $550 million and adjusted diluted EPS in the range of $2.00 – $2.25.

Conference Call and Supplemental Materials

As previously announced, the Company has scheduled a conference call at 10:00 a.m. (EST) today to discuss the fourth quarter and full year 2021 financial results. The dial-in number for the U.S. and Canada is 844-200-6205 (+1 929-526-1599, if calling from outside the U.S.).  The passcode is 160107. In addition, the Company will be using a supplemental slide presentation that will be referred to during the call. The presentation and a live audio webcast of the conference call will be available and can be accessed directly from the Investors section of the website of CTS Corporation at https://www.ctscorp.com/investors/events-presentations/

About CTS

CTS (NYSE: CTS) is a leading designer and manufacturer of products that Sense, Connect, and Move.  The company manufactures sensors, actuators, and electronic components in North America, Europe, and Asia, and provides engineered products to customers in the aerospace/defense, industrial, medical, and transportation markets. For more information, visit www.ctscorp.com.

Safe Harbor

This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect CTS’ current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause CTS’ actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: the ultimate impact of the COVID-19 pandemic on CTS’ business, results of operations or financial condition; changes in the economy generally and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition CTS’  business; rapid technological change; general market conditions in the transportation industry, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; and risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update its forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

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Non-GAAP Financial Measures

From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS’ management believes that non-GAAP financial measures can be useful to investors in analyzing CTS’ financial performance and results of operations over time. CTS recommends that investors consider both actual and adjusted measures in evaluating the performance of CTS with peer companies.

The information included in this press release includes the non-GAAP financial measures of adjusted operating earnings, adjusted EBITDA, adjusted net earnings, adjusted diluted earnings per share, debt to capitalization ratio, controllable working capital ratio, and free cash flow. Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of CTS’ fundamental business operations.

CTS believes that adjusted operating earnings, adjusted EBITDA, adjusted net earnings and, adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of CTS’ core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations or were not part of CTS’ business operations during a comparable period.

CTS believes that debt to capitalization ratio is a measurement of financial leverage and provides an insight into the financial structure of CTS and its financial strength. CTS believes the controllable working capital ratio provides an objective measure of the efficiency with which CTS manages its short-term capital needs.  CTS believes that free cash flow is a useful measure of its ability to generate cash.

CTS believes that these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. Note that CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

Contact

Ashish Agrawal

Vice President and Chief Financial Officer

CTS Corporation

4925 Indiana Avenue

Lisle, IL 60532 USA

+1 (630) 577-8800

ashish.agrawal@ctscorp.com

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) - UNAUDITED

(In thousands of dollars, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net sales	$132,531	$123,018	$512,925	$424,066
Cost of goods sold	83,860	80,327	328,306	285,003
Gross margin	48,671	42,691	184,619	139,063
Selling, general and administrative expenses	23,413	19,476	82,597	67,787
Research and development expenses	5,686	5,664	23,856	24,317
Restructuring charges	1,136	414	1,687	1,830
Operating earnings	18,436	17,137	76,479	45,129
Other (expense) income:
Interest expense	(534)	(655)	(2,111)	(3,272)
Interest income	151	195	840	1,047
Other (expense) income, net	(3,302)	2,682	(136,088)	2,575
Total other (expense) income, net	(3,685)	2,222	(137,359)	350
Earnings (loss) before income taxes	14,751	19,359	(60,880)	45,479
Income tax expense (benefit)	5,586	4,412	(19,014)	10,793
Net earnings (loss)	9,165	14,947	(41,866)	$34,686
Earnings (loss) per share:
Basic	$0.28	$0.46	$(1.30)	$1.07
Diluted	$0.28	$0.46	$(1.30)	$1.06
Basic weighted – average common shares outstanding:	32,214	32,273	32,327	32,317
Effect of dilutive securities	218	289	—	267
Diluted weighted – average common shares outstanding:	32,432	32,562	32,327	32,584
Cash dividends declared per share	$0.04	$0.04	$0.16	$0.16

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CTS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands of dollars)

	(Unaudited)
	December 31, 2021	December 31, 2020
ASSETS
Current Assets
Cash and cash equivalents	$141,465	$91,773
Accounts receivable, net	82,191	80,981
Inventories, net	49,506	45,870
Other current assets	15,927	14,607
Total current assets	289,089	233,231
Property, plant and equipment, net	96,876	97,437
Operating lease assets, net	21,594	23,281
Other Assets
Prepaid pension asset	49,382	56,642
Goodwill	109,798	109,497
Other intangible assets, net	69,888	79,121
Deferred income taxes	25,415	24,250
Other	2,420	2,590
Total other assets	256,903	272,100
Total Assets	$664,462	$626,049
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$55,537	$50,489
Operating lease obligations	3,393	3,294
Accrued payroll and benefits	18,418	12,978
Accrued expenses and other liabilities	36,718	38,171
Total current liabilities	114,066	104,932
Long-term debt	50,000	54,600
Long-term operating lease obligations	21,354	23,163
Long-term pension obligations	6,886	7,466
Deferred income taxes	5,894	7,010
Other long-term obligations	2,684	5,196
Total Liabilities	200,884	202,367
Commitments and Contingencies
Shareholders’ Equity
Common stock	314,620	311,190
Additional contributed capital	42,549	41,654
Retained earnings	492,242	539,281
Accumulated other comprehensive loss	(4,525)	(95,921)
Total shareholders’ equity before treasury stock	844,886	796,204
Treasury stock	(381,308)	(372,522)
Total shareholders’ equity	463,578	423,682
Total Liabilities and Shareholders’ Equity	$664,462	$626,049

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CTS CORPORATION AND SUBSIDIARIES

OTHER SUPPLEMENTAL INFORMATION - UNAUDITED

(In millions of dollars, except per share amounts)

Adjusted Operating Earnings

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020	2019
Operating earnings	$18.4	$17.1	$76.5	$45.1	$53.8
Adjustments to reported operating earnings:
Restructuring charges	1.1	0.4	1.7	1.8	7.4
Environmental charges	1.4	1.5	2.3	2.8	2.3
Legal settlement	—	—	—	—	(0.5)
Transaction costs	—	0.3	—	0.3	0.7
Costs of tax improvement initiatives	—	—	—	—	0.1
Total adjustments to reported operating earnings	$2.5	$2.2	$3.9	$4.9	$10.0

Adjusted operating earnings	$21.0	$19.4	$80.4	$50.0	$63.8

Net sales	$132.5	$123.0	$512.9	$424.1	$469.0

Adjusted operating earnings as a % of net sales	15.8%	15.7%	15.7%	11.8%	13.6%

Adjusted EBITDA

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020	2019
Net earnings (loss)	$9.2	$14.9	$(41.9)	$34.7	$36.1

Depreciation and amortization expense	6.7	6.9	26.9	26.7	24.6
Interest expense	0.5	0.7	2.1	3.3	2.6
Tax expense (benefit)	5.6	4.4	(19.0)	10.8	14.1

EBITDA	22.0	26.9	(31.8)	75.4	77.5

Adjustments to EBITDA:
Restructuring charges	1.1	0.4	1.7	1.8	6.9
Environmental charges	1.4	1.5	2.3	2.8	2.3
Legal settlement	—	—	—	—	(0.5)
Transaction costs	—	0.3	—	0.3	0.7
Costs of tax improvement initiatives	—	—	—	—	0.1
Non-cash pension expense	1.3	0.6	132.4	2.5	0.8
Foreign currency loss (gain)	1.9	(3.4)	3.3	(5.3)	1.8

Total adjustments to EBITDA	5.7	(0.5)	139.7	2.1	12.0

Adjusted EBITDA	$27.7	$26.5	$107.8	$77.5	$89.5

Net sales	$132.5	$123.0	$512.9	$424.1	$469.0

Adjusted EBITDA as a % of net sales	20.9%	21.4%	21.0%	18.3%	19.1%

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Adjusted Net Earnings

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020	2019
Net earnings (loss) (A)	$9.2	$14.9	$(41.9)	$34.7	$36.1
Adjustments to reported net earnings (loss):
Restructuring charges	1.1	0.4	1.7	1.8	7.4
Environmental charges	1.4	1.5	2.3	2.8	2.3
Legal settlement	—	—	—	—	(0.5)
Transaction costs	—	0.3	—	0.3	0.7
Costs of tax improvement initiatives	—	—	—	—	0.1
Non-cash pension expense	1.3	0.6	132.4	2.5	0.8
Foreign currency (gain) loss	1.9	(3.4)	3.3	(5.3)	1.8
Total adjustments to reported net earnings (loss)	$5.7	$(0.5)	$139.7	$2.1	$12.6
Total adjustments, tax affected (B)	$5.1	$(1.2)	$108.6	$0.4	$10.2

Tax adjustments:
Increase (decrease) in valuation allowances	0.9	(0.6)	0.9	0.2	—
Other discrete tax items	0.7	0.9	(4.7)	1.2	1.8
Total tax adjustments (C)	$1.6	$0.3	$(3.8)	$1.4	$1.8
Adjusted net earnings (A+B+C)	$15.9	$14.1	$63.0	$36.5	$48.1

Net sales	$132.5	$123.0	$512.9	$424.1	$469.0

Adjusted net earnings as a % of net sales	12.0%	11.5%	12.3%	8.6%	10.3%

Adjusted Diluted Earnings Per Share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020	2019
GAAP diluted earnings (loss) per share	$0.28	$0.46	$(1.30)	$1.06	$1.09
Tax affected charges to reported diluted earnings (loss) per share:
Restructuring charges	0.04	0.01	0.06	0.04	0.18
Foreign currency loss (gain)	0.06	(0.10)	0.10	(0.16)	0.05
Non-cash pension expense	0.03	0.01	3.13	0.06	0.02
Environmental charges	0.03	0.03	0.05	0.07	0.05
Transaction costs	—	0.01	—	0.01	0.02
Legal Settlement	—	—	—	—	(0.01)
Discrete tax items	0.05	0.01	(0.11)	0.04	0.05
Adjusted diluted earnings per share	$0.49	$0.43	$1.93	$1.12	$1.45

Debt to Capitalization

	Twelve Months Ended December 31,
	2021	2020	2019
Total debt (A)	$50.0	$54.6	$99.7
Total shareholders' equity (B)	$463.6	$423.7	$405.2
Total capitalization (A+B)	$513.6	$478.3	$504.9
Total debt to capitalization	9.7%	11.4%	19.7%

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Controllable Working Capital

	Twelve Months Ended December 31,
	2021	2020	2019
Net accounts receivable	$82.2	$81.0	$78.0

Net inventory	$49.5	$45.9	$42.2

Accounts payable	$(55.5)	$(50.5)	$(48.2)

Controllable working capital	$76.2	$76.4	$72.0

Quarter sales	$132.5	$123.0	$115.0
Multiplied by 4	4	4	4
Annualized sales	$530.1	$492.1	$460.2

Controllable working capital as a % of annualized sales	14.4%	15.5%	15.7%

Free Cash Flow

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020	2019
Net cash provided by operating activities	$26.0	$26.4	$86.1	$76.8	$64.4
Capital expenditures	(7.5)	(4.4)	(15.6)	(14.9)	(21.7)
Free cash flow	$18.5	$22.0	$70.5	$61.9	$42.7

Capital Expenditures

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020	2019
Capital expenditures	$7.5	$4.4	$15.6	$14.9	$21.7
Net sales	$132.5	$123.0	$512.9	$424.1	$469.0
Capex as % of net sales	5.7%	3.6%	3.0%	3.5%	4.6%

Additional Information

The following table includes other financial information not presented in the preceding financial statements.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Depreciation and amortization expense	$6.7	$6.9	$26.9	$26.7
Stock-based compensation expense	$2.0	$1.3	$6.1	$3.4

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